UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2008

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-08895	33-0091377
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Kilroy Airport Way, Suite 300 Long Beach, California		90806
(Address of Principal Executive Offices)		(Zip Code)

(562) 733-5100

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On August 6, 2008, HCP, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc. and Banc of America Securities LLC , as representatives of the several underwriters named therein (the “Representatives”), pursuant to which the Company agreed to issue and sell 14,950,000 shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), in an underwritten public offering (the “Offering”).  J.P. Morgan Securities Inc.; Banc of America Securities LLC; Credit Suisse Securities (USA) LLC; and Goldman, Sachs & Co. acted as joint book-running managers for the Offering. Barclays Capital Inc.; Citigroup Global Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; UBS Securities LLC; Wachovia Capital Markets, LLC; Wells Fargo Securities, LLC; ABN AMRO Incorporated; BMO Capital Markets Corp.; BNY Mellon Capital Markets, LLC; Calyon Securities (USA) Inc.; Cohen & Steers Capital Advisors, LLC; Keefe, Bruyette & Woods, Inc.; KeyBanc Capital Markets Inc.; Morgan Keegan & Company, Inc.; Scotia Capital (USA) Inc.; Stifel, Nicolaus & Company, Incorporated; and SunTrust Robinson Humphrey, Inc. acted as co-managers for the Offering.

The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by this reference.  The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Net proceeds from the offering are being used to repay a portion of the outstanding indebtedness under the Company’s bridge loan facility.

The press release announcing the commencement of the Offering is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The press release announcing the pricing of the Offering is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

1.1           Underwriting Agreement between the Company and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as representatives of the several underwriters, dated August 6, 2008.

5.1           Opinion of Ballard Spahr Andrews & Ingersoll, LLP relating to the Offering.

8.1           Opinion of Latham & Watkins LLP regarding tax matters.

23.1         Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in Exhibits 5.1).

99.1         Press Release, dated August 5, 2008.

99.2         Press Release, dated August 6, 2008.

99.3         Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-137225).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HCP, INC.
(Registrant)

Date: August 11, 2008	By:	/s/ Edward J. Henning
Edward J. Henning
Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Attached as exhibits to this Current Report on Form 8-K are the documents listed below:

Exhibit No.	Description

1.1	Underwriting Agreement between the Company and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as representatives of the several underwriters named therein, dated August 6, 2008.

5.1	Opinion of Ballard Spahr Andrews & Ingersoll, LLP relating to the Offering.

8.1	Opinion of Latham & Watkins LLP regarding tax matters.

23.1	Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in Exhibits 5.1).

99.1	Press Release, dated August 5, 2008.

99.2	Press Release, dated August 6, 2008.

99.3	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-137225).